Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

iBET Sports Betting & Gaming ETF (IBET)

August 25, 2023

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated February 28, 2023

The Board of Trustees of ETF Series Solutions, upon a recommendation from Inherent Wealth Fund LLC, the investment adviser to the iBET Sports Betting & Gaming ETF (the “Fund”), has determined to close and liquidate the Fund immediately after the close of business on September 8, 2023 (the “Liquidation Date”). Shares of the Fund are listed on the Nasdaq Stock Market LLC.

Effective on or about August 29, 2023, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Distributions made to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

For additional information, please call 1-833-910-2700.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.